EXHIBIT 21

     Certain active subsidiaries of the Company and their subsidiaries as of December 31, 1995, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.


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

                                                             State or
                                                            Country of
        Name                                               Organization
        ----                                               ------------
464088 Ontario Limited ....................................  Canada
AB Estrella ...............................................  Sweden
AB Kraft Jacobs Suchard Lietuva ...........................  Lithuania
AB Malaco .................................................  Sweden
AB Marabou ................................................  Sweden
AB Slotts .................................................  Sweden
A/O Almaty Tobacco Company ................................  Kazakhstan
A/O Krasnadortabakprom ....................................  Russia
A/O Philip Morris NEVA ....................................  Russia
A/S Freia .................................................  Norway
A/S Freia Husholdning .....................................  Norway
A/S Maarud ................................................  Norway
A/S Malaco ................................................  Norway
A/S Trans-Scandia .........................................  Norway
Ajinomoto General Foods, Inc. .............................  Japan
American Specialty & Craft Beer Co. .......................  Delaware
Beijing Kraft Food Corporation Limited ....................  China
C.A. Tabacalera Nacional ..................................  Venezuela
Cafe GRAND'MERE S.A. ......................................  France
Cafe HAG Sarl .............................................  France
Callard & Bowser-Suchard, Inc. ............................  Delaware
Capri Sun, Inc.  ..........................................  Delaware
Carlton Lebensmittelvertriebs GmbH ........................  Germany
Celis Brewery, Inc. .......................................  Texas
Century Importers Inc. ....................................  Delaware
Churny Company, Inc. ......................................  Delaware
Closed Joint Stock Company Kraft Jacobs Suchard Petroconf..  Russian Federation
COFFEE HAG (U.K.) LIMITED .................................  United Kingdom
Comptoir De La Confiserie .................................  France
Consolidated Beverage Distributors, Inc. ..................  California
Cote d'Or Italia S.r.l. ...................................  Italy
DE LA S.r.l. ..............................................  Italy
Daesung Machinary .........................................  Korea
Dart Resorts Inc. .........................................  Delaware
Dart & Kraft Finance N.V. .................................  Netherlands Antilles
Di Giorno Foods Co. .......................................  Delaware
Dong Suh Foods Corporation ................................  Korea
Dong Suh Oil & Fats Co., Ltd. .............................  Korea

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

                                                             State or
                                                            Country of
        Name                                               Organization
        ----                                               ------------
Egri Dohanygyar kft. ......................................  Hungary
El Gallito Industrial, S.A. ...............................  Costa Rica
Estrella A/S ..............................................  Denmark
Estrella Holding A/S ......................................  Denmark
FTR Holding S.A. ..........................................  Switzerland
Fabriques de Tabac Reunies S.A. ...........................  Switzerland
Foodco Corporation ........................................  Delaware
Franklin Baker Company of the Philippines .................  Philippines
Freia Choklad & Konfektyr AB ..............................  Sweden
Freia Chokolade A/S .......................................  Denmark
Freia Marabou Danmark A/S .................................  Denmark
Freia Marabou Sverige AB ..................................  Sweden
Gardner's Good Foods, Inc. ................................  New Jersey
General Foods Credit Corporation ..........................  Delaware
General Foods Credit Investors No. 1 Corporation ..........  Delaware
General Foods Credit Investors No. 2 Corporation ..........  Delaware
General Foods Credit Investors No. 3 Corporation ..........  Delaware
General Foods Foreign Sales Corporation ...................  Virgin Islands (U.S.)
General Foods Pty. Ltd. ...................................  Australia
Grant Holdings, Inc.  .....................................  Pennsylvania
Grundstucksgemeinschaft Kraft Jacobs Suchard GbR ..........  Germany
Guangtong Food Company Ltd. ...............................  China
HAG GF AG .................................................  Germany
HAG GF Vertriebs & Marketing Corporation ..................  Delaware
Hansung Life Insurance Co. Ltd. ...........................  Korea
HNB Investment Corp. ......................................  Delaware
International Pet Foods Ltd. ..............................  New Zealand
ION SA ....................................................  Greece
Jacob Leinenkugel Brewing Company, Inc. ...................  Wisconsin
Jacobs Caffe S.p.A. .......................................  Italy
Jacobs Erzeugnisse GmbH ...................................  Germany
Jacobs Kaffee Gesellschaft mbH Vienna .....................  Austria
Jacobs Suchard Beteiligungs Gesellschaft GmbH .............  Austria
Jacobs Suchard China Limited ..............................  Hong Kong
Jacobs Suchard Dadak A.S. .................................  Czechoslovakia
Jacobs Suchard Figaro A.S. ................................  Czechoslovakia
Jacobs Suchard Pavlides SA ................................  Greece
Jacobs Suchard SPA ........................................  Italy
KJS 1995 Limited ..........................................  United Kingdom
Kaffee HAG AG .............................................  Switzerland
Kaffee Handels Gesellschaft G.m.b.H. ......................  Germany
The Kenco Coffee Company Limited ..........................  United Kingdom
Kharkov Tobacco Factory ...................................  Ukraine
Kraft Beverage (Tianjin) Co., Ltd. ........................  China
Kraft Canada Inc.  ........................................  Canada
Kraft Chorzele Sp. z o.o.  ................................  Poland
Kraft Food Ingredients Corp. ..............................  Delaware
Kraft Foods AB ............................................  Sweden
Kraft Foods de Mexico S.A. de C.V. ........................  Mexico



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

                                                             State or
                                                            Country of
        Name                                               Organization
        ----                                               ------------
Kraft Foods Holdings Norway, Inc. .........................  Delaware
Kraft Foods, Inc. .........................................  Delaware
Kraft Foods (Philippines), Inc. ...........................  Philippines
Kraft Foods (Puerto Rico), Inc. ...........................  Puerto Rico
Kraft Foods International, Inc. ...........................  Delaware
Kraft Foods (Australia) Limited ...........................  Australia
Kraft Foods Limited (Australia) ...........................  Australia
Kraft Foods Limited (United Kingdom) ......................  United Kingdom
Kraft Foods Manufacturing Corporation .....................  Delaware
Kraft Freia Marabou ApS ...................................  Denmark
Kraft Freia Marabou Danmark A/S ...........................  Denmark
Kraft Freia Marabou Norden a.s. ...........................  Norway
Kraft General Foods Europe GmbH ...........................  Germany
Kraft General Foods New Zealand Limited ...................  New Zealand
Kraft General Foods Norge AS ..............................  Norway
Kraft General Foods S.p.A. ................................  Italy
Kraft Hellas SA ...........................................  Greece
Kraft Holdings Limited (United Kingdom) ...................  United Kingdom
Kraft Jacobs Suchard AG ...................................  Switzerland
Kraft Jacobs Suchard (Schweiz) AG .........................  Switzerland
Kraft Jacobs Suchard BV ...................................  Netherlands
Kraft Jacobs Suchard Berlin & Co. GmbH KG .................  Germany
Kraft Jacobs Suchard Bulgaria AD ..........................  Bulgaria
Kraft Jacobs Suchard CS SPOL. S.R.O.  .....................  Czechoslovakia
Kraft Jacobs Suchard Central & Eastern Europe Service BV ..  Netherlands
Kraft Jacobs Suchard Coffex ...............................  France
Kraft Jacobs Suchard Coordination Center SA ...............  Belgium
Kraft Jacobs Suchard - Cote d'Or S.A/N.V. .................  Belgium
Kraft Jacobs Suchard Erzeugnisse GmbH & Co. KG ............  Germany
Kraft Jacobs Suchard Food & Beverage Service GmbH .........  Germany
Kraft Jacobs Suchard France S.A. ..........................  France
Kraft Jacobs Suchard GmbH (Bremen) ........................  Germany
Kraft Jacobs Suchard Hungaria KFT .........................  Hungary
Kraft Jacobs Suchard Iberia, S.A. .........................  Spain
Kraft Jacobs Suchard Ireland Ltd. .........................  Ireland
Kraft Jacobs Suchard Kaffeeveredelungs GmbH & Co KG .......  Germany
Kraft Jacobs Suchard La Vosgienne .........................  France
Kraft Jacobs Suchard Laverune .............................  France
Kraft Jacobs Suchard Limited ..............................  United Kingdom
Kraft Jacobs Suchard (Holdings) Limited (United Kingdom) ..  United Kingdom
Kraft Jacobs Suchard (Middle East & Africa) Limited .......  United Kingdom
Kraft Jacobs Suchard Management & Consulting AG ...........  Switzerland
Kraft Jacobs Suchard Manufacturing GmbH & Co KG ...........  Germany
Kraft Jacobs Suchard Polska Sp. z o.o. ....................  Poland
Kraft Jacobs Suchard R & D, Inc. ..........................  Delaware
Kraft Jacobs Suchard Reims ................................  France
Kraft Jacobs Suchard Romania SA ...........................  Romania
Kraft Jacobs Suchard Service AG (Switzerland) .............  Switzerland

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

                                                                     State or
                                                                    Country of
        Name                                                       Organization
        ----                                                       ------------
Kraft Jacobs Suchard Service GmbH & Co. KG ......................    Germany
Kraft Jacobs Suchard Strasbourg .................................    France
Kraft Jacobs Suchard Ukraina Open Joint Stock Company ...........    Ukraine
Kraft Japan, K.K. ...............................................    Japan
Kraft Manufacturing GmbH ........................................    Germany
Kraft Pizza Company .............................................    Delaware
Kraft Suchard Brasil S.A. .......................................    Brazil
Kraft Tianmei Food (Tianjin) Co., Ltd. ..........................    China
Krema Limited ...................................................    Ireland
MBC Holdings, Inc. ..............................................    Wisconsin
Malaco A/S ......................................................    Denmark
Malaco i Eskilstuna AB ..........................................    Sweden
Malaco (U.K.) Ltd. ..............................................    United Kingdom
Marabou Belgium N.V. ............................................    Belgium
Marabou GmbH ....................................................    Germany
Marsa Kraft Jacobs Suchard Sabanci Gida Sanayi ve Ticaret A.S. ..    Turkey
Martlet Importing Co. Inc. ......................................    New York
Massalin Particulares S.A. ......................................    Argentina
Maxpax France SA ................................................    France
Maxpax (U.K.) Limited ...........................................    United Kingdom
Miller Brewing 1855, Inc. .......................................    Delaware
Miller Brewing Company ..........................................    Wisconsin
Miller Brewing do Brasil, Ltda. .................................    Brazil
Miller Brewing of Canada, Ltd. ..................................    Canada
Miller Brewing of Europe, Ltd. ..................................    United Kingdom
Mission Viejo Company............................................    California
Molson Breweries U.S. Holdings Inc. .............................    Delaware
Molson Breweries U.S.A. Inc. ....................................    Delaware
N.V. Kraft Jacobs Suchard SA ....................................    Belgium
OMFC Service Company ............................................    Delaware
ONKO Grossroesterei G.m.b.H. ....................................    Germany
Oy Estrella AB ..................................................    Finland
Oy Marabou, AB ..................................................    Finland
P.M. Beverage Holdings, Inc. ....................................    Delaware
P.T. Kraft Ultrajaya Indonesia...................................    Indonesia
Phenix Leasing Corporation ......................................    Delaware
Phenix Management Corporation ...................................    Delaware
Philip Morris Asia Incorporated .................................    Delaware
Philip Morris Belgium S.A. ......................................    Belgium
Philip Morris Capital Corporation ...............................    Delaware
Philip Morris Capital (Bermuda) Limited .........................    Bermuda
Philip Morris Corporate Services Inc. ...........................    Delaware
Philip Morris Credit Capital N.V. ...............................    Netherlands Antilles
Philip Morris Europe S.A. .......................................    Delaware
Philip Morris Finance Europe B.V. ...............................    Netherlands
Philip Morris G.m.b.H. ..........................................    Germany
Philip Morris Holland B.V. ......................................    Netherlands
Philip Morris Incorporated ......................................    Virginia
Philip Morris International Finance Corporation .................    Delaware

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

                                                                     State or
                                                                    Country of
        Name                                                       Organization
        ----                                                       ------------
Philip Morris International Inc. ................................    Delaware
Philip Morris Kabushiki Kaisha...................................    Japan
Philip Morris Korea C.H. ........................................    Korea
Philip Morris Latin America Inc. ................................    Delaware
Philip Morris Limited ...........................................    Australia
Philip Morris Management Corp. ..................................    New York
Philip Morris Marketing S.A. ....................................    Delaware
Philip Morris Products Inc. .....................................    Virginia
Philip Morris SA, Phillip Morris Sabanci Pazarlama ve Satis A.S..    Turkey
Philip Morris Sales Inc.  .......................................    Delaware
Philip Morris (Malaysia) Sdn. Bhd. ..............................    Malaysia
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk
  Sanayi ve Ticaret, A.S.........................................    Turkey
PMCC Investors No. 1 Corporation ................................    Delaware
PMCC Investors No. 2 Corporation ................................    Delaware
PMCC Investors No. 3 Corporation ................................    Delaware
PMCC Investors No. 4 Corporation ................................    Delaware
PMCC Leasing Corporation ........................................    Delaware
Premierfoods Corporation ........................................    Taiwan
Ridg's Finer Foods, Inc..........................................    Delaware
Rye Ventures, Inc. ..............................................    Delaware
SB Leasing Inc.  ................................................    Delaware
Seven Seas Foods, Inc. ..........................................    Delaware
SICMA SA (Societe Industrielle pour la Construction
  de Materiels Automa) ..........................................    France
Shunde Kraft Confectionery Company Limited ......................    China
Suchard Limited .................................................    United Kingdom
Suchard Schokolade Ges. mbH Bludenz (Austria) ...................    Austria
Suchard Tobler Vertriebs GmbH ...................................    Germany
Superior AgResource, Inc. .......................................    Delaware
Tabacalera Centroamericana S.A. .................................    Guatemala
Tabacalera Costarricense S.A. ...................................    Costa Rica
Tabak A.S. ......................................................    Czech Republic
Taloca AG .......................................................    Switzerland
Terry's Suchard Limited .........................................    United Kingdom
UAB Philip Morris Lietuva .......................................    Lithuania
Vict. Th. Engwall & Co., Inc. ...................................    Delaware
Votesor BV ......................................................    Netherlands
Zaklady Przemyslu Cukierniczego 'Olza' SA .......................    Poland

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